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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 2,1998

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                          ORBITAL SCIENCES CORPORATION

         DELAWARE                    0-18287                         06-1209561
(State of incorporation)      (Commission File Number)        (I.R.S. Employer I.D. No.)

                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)




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ITEM 5. OTHER EVENTS

On July 2, 1998, ORBCOMM Corporation announced that it has elected to postpone its proposed initial public offering of common stock. ORBCOMM Corp. was organized for the sole purpose of investing in and acting as a general partner of ORBCOMM Global, L.P. ("ORBCOMM").

Orbital Sciences Corporation ("Orbital"), through its subsidiary Orbital Communication Corporation, and Teleglobe Mobile Partners, an affiliate of Teleglobe Inc., the existing fifty percent partners in ORBCOMM, each has reaffirmed its commitment to continue to develop the ORBCOMM satellite-based global data messaging business. In addition, the partners have agreed to provide funding while they consider options for future financing at ORBCOMM.

Orbital expects to fund its share of ORBCOMM's capital needs through existing resources, including cash from operations and working capital.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ORBITAL SCIENCES CORPORATION

Date: July 2, 1998                     By: /s/ Jeffrey V. Pirone
                                           -----------------------
                                           Jeffrey V. Pirone
                                           Executive Vice President and
                                            Chief Financial Officer



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